Exhibit 32.2

KYNDRYL HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kyndryl Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David B. Wyshner, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 30, 2025

/s/ David B. Wyshner
David B. Wyshner
Chief Financial Officer
(Principal Financial Officer)